UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vitesse Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67475-P21998-Z89007 Your Vote Counts! VITESSE ENERGY, INC. 5619 DTC PARKWAY SUITE 700 GREENWOOD VILLAGE, CO 80111 VITESSE ENERGY, INC. You invested in VITESSE ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2025. The meeting will be held virtually at www.virtualshareholdermeeting.com/VTS2025. Vote Virtually at the Meeting* May 1, 2025 9:00 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/VTS2025 *Please check the proxy materials for any special requirements for meeting attendance. Get informed before you vote View the 2025 Proxy Statement and the 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of such material(s) by requesting prior to April 17, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by April 30, 2025 11:59 PM ET. For shares held in a Plan, vote by April 28, 2025 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67476-P21998-Z89007 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting, which are described in the 2025 Proxy Statement. Please follow the instructions on the reverse side to access the proxy materials to vote these important matters. 1. Election of Directors Nominees: 1a. Linda L. Adamany For 1b. M. Bruce Chernoff For 1c. Brian P. Friedman For 1d. Robert W. Gerrity For 1e. Daniel J. O’Leary For 1f. Cathleen M. Osborn For 1g. Gary D. Reaves For 1h. Randy I. Stein For 1i. Joseph S. Steinberg For 2. Ratify Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2025. For 3. Approve an amendment and restatement to the Company’s Long Term Incentive Plan. For NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.